EXHIBIT B
Joint Filing Statement
We, the undersigned, hereby express our agreement that the attached Schedule 13D is filed on behalf of each of us.
Date: April 21, 2009

By:	/s/ Karen A. Wilson Karen A. Wilson as Attorney-in-fact for Harvey B. Cash

By:	/s/ Karen A. Wilson Karen A. Wilson as Attorney-in-fact for Christopher B. Ehrlich

By:	/s/ Karen A. Wilson Karen A. Wilson as Attorney-in-fact for Philip T. Gianos

By:	/s/ W. Stephen Holmes W. Stephen Holmes

By:	/s/ Karen A. Wilson Karen A. Wilson as Attorney-in-fact for Gilbert H. Kliman

By:	/s/ Karen A. Wilson
Karen A. Wilson as Attorney-in-fact for Arnold L. Oronsky

By:	/s/ Karen A. Wilson
Karen A. Wilson as Attorney-in-fact for Thomas L. Rosch

By:	/s/ Karen A. Wilson Karen A. Wilson as Attorney-in-fact for Michael B. Sweeney

By:	/s/ Karen A. Wilson

Karen A. Wilson as Attorney-in-fact for Nina S. Kjellson

By:	/s/ Karen A. Wilson

Karen A. Wilson as Attorney-in-fact for Douglas A. Pepper

INTERWEST PARTNERS VIII, L.P.

By: InterWest Management Partners VIII, L.L.C. Its: General Partner

By:	/s/ W. Stephen Holmes W. Stephen Holmes Managing Director

INTERWEST INVESTORS VIII, L.P.

By: InterWest Management Partners VIII, L.L.C. Its: General Partner

By:	/s/ W. Stephen Holmes W. Stephen Holmes Managing Director

INTERWEST INVESTORS Q VIII, L.P.

By: InterWest Management Partners VIII, L.L.C. Its: General Partner

By:	/s/ W. Stephen Holmes W. Stephen Holmes Managing Director

INTERWEST MANAGEMENT PARTNERS VIII, L.L.C.

By:	/s/ W. Stephen Holmes W. Stephen Holmes Managing Director

INTERWEST PARTNERS X, L.P.

By: InterWest Management Partners X, L.L.C. Its: General Partner

By:	/s/ W. Stephen Holmes W. Stephen Holmes Managing Director

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By:	/s/ Karen A. Wilson Karen A. Wilson as Attorney-in-fact for Bruce Cleveland

By:	/s/ Karen A. Wilson Karen A. Wilson as Attorney-in-fact for Khaled A. Nasr

By:	/s/ Karen A. Wilson Karen A. Wilson as Attorney-in-fact for Linda S. Grais

INTERWEST MANAGEMENT PARTNERS X, L.L.C.

By:	/s/ W. Stephen Holmes W. Stephen Holmes Managing Director

Attention: Intentional misstatements or omissions of fact constitute Federal criminal violations (See 18 U.S.C. 1001)

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